RESEARCH AFFILIATES DELETIONS ETF Ticker Symbol: NIXT Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS October 31, 2026 https://rafietfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://rafietfs.com/nixt-etf/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Research Affiliates Deletions ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Research Affiliates Deletions Index (the “Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
Less Fee Waiver[1]	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	0.29%
1 The Fund’s investment adviser has contractually agreed to reduce its management fee from 0.39% to 0.29% of the Fund’s average daily net assets. The Fee Waiver Agreement does not provide for recoupment of waived management fees and it will remain in place until October 31, 2027 unless terminated sooner by the Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$30	$115	$209	$483
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a “passive management” (or indexing) approach to seek to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by RAFI Indices, LLC (the “Index Provider”). The Index consists of U.S. equity securities of micro-, small- and mid-capitalization companies that are believed to be value stocks. The Index is based on a mean reversion trading strategy and will generally include stocks whose prices have depreciated below a pre-determined benchmark. The Index Provider has developed two cap-weight market indices that will serve as the benchmarks for the Index. This Index is based on the premise that a depreciated stock price will eventually revert/return to its average price levels.

As noted above, the Index Provider has developed two cap-weight market indices, the Cap-weight 500 Index and the Cap-weight 1000 Index (each an “Underlying Index”, collectively the “Underlying Indices”). These Underlying Indices serve as the starting point for the index construction process. The Underlying Indices will consist of the equity securities of the top 500 U.S. companies or top 1000 U.S. companies, respectively, as ranked by the Index Provider. The Index Provider uses two Underlying Indices in order to have a larger eligible pool of securities which provides greater breadth and diversification to the Index. All securities in the Cap-weight 500 Index are included in the Cap-weight 1000 Index. Securities deleted from the Cap-weight 500 Index that remain on the Cap-weight 1000 Index are eligible for the Index.
The Index Provider, at each annual selection date (last business day of April each year) for the Index, using a look back period of five years, identifies each company that no longer is included in one or both of the Underlying Indices for possible inclusion in the Index. Generally, the deleted companies will have been removed from an Underlying Index due to a decline in market capitalization relative to the other eligible companies.
The Index Provider next performs a quality screen on each eligible deleted company to determine which companies satisfy the proprietary quality requirement. The quality screen is a signal developed by the Index Provider that is designed to identify companies facing significant financial distress (e.g., bankruptcy) and therefore may not be positioned to revert/return to their historical average stock price level. The quality screen considers the following metrics, which may be amended from time to time:
•debt coverage ratio – the ratio of a company’s income to its debt obligations
•equity issuance – year-over-year growth in adjusted shares outstanding
•debt issuance – year-over-year growth in total debt
•change in leverage – year-over-year change in the ratio of a company’s long-term debt to assets
•total payout – ratio of five years of retained earnings to five years of gross profits
•net payout – five year trailing average of the ratio of net payout (dividends and buybacks) to total assets
The Index Provider then determines a quality score for each eligible deleted company by determining a percentile rank using the six metrics noted above. At selection date, companies that are in the bottom 20% by quality score are excluded from the Index. Generally, eligible deleted companies not falling in the bottom 20% will be included in the Index on an equal-weighted basis.
The quality screen is applied annually, and companies no longer meeting the quality screen will be removed from the Index. Companies removed from the Index will not be eligible for inclusion in the Index for a period of five years from the date they first became eligible for inclusion. Companies that are included in the Index but whose market capitalization has risen enough to qualify for inclusion in one or both of the Underlying Indices will be removed from the Index at the next annual selection date. In addition, companies in the Index are held for a maximum period of 5 years, starting from the date they were eligible for inclusion in the Index.
The Index is rebalanced annually, after the close of trading on the last business day in May, based on data at the close of business on the last trading day in April. The Fund is rebalanced in accordance with the Index.
The Fund expects to hold 100 to 350 companies. As of March 31, 2026, the weighted average market capitalization of the Index was $8.5 billion. These numbers are subject to change based on market activity.
Empowered Funds, LLC dba EA Advisers (“Adviser”) serves as the investment adviser of the Fund. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed funds.
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index, which consists of U.S. equity securities of micro-, small- ,and mid-capitalization companies.
The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.
The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act of 1940, as amended (the “Investment Company Act”), except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Micro- and Small-Capitalization Companies Risk. Investing in securities of micro- and small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Micro- and small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or a few people. The securities of micro- and small-capitalization companies may be more volatile and less liquid than mid-capitalization and large-capitalization companies. Micro-capitalization companies may be more volatile than small-capitalization companies.
Value Investing Risk. Securities issued by companies that may be perceived as undervalued may be appropriately valued. Value securities may fail to appreciate for long periods of time or may never realize their full potential value. In addition, the Fund’s ability to realize any benefits of investing in value securities may depend on the Fund’s ability to stay invested until the market’s perception of such securities change. Value securities have generally performed better than non-value securities during periods of economic recovery (although there is no assurance that they will continue to do so). Value securities may go in and out of favor over time.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
• Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
• Consumer Discretionary Sector Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
• Healthcare Sector Risk. Companies in the healthcare sector, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund may, from time to time, concentrate its investments in the securities of a particular issuer or issuers, industry, group of industries, sector, or asset class.
Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a rebalancing of the Index, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Annual Rebalance Risk. The Index’s components are reconstituted annually. As a result, the Index’s exposure to one or more securities may be affected by significant price movements promptly following the annual reconstitution. Such lags between Index rebalancing may result in significant performance swings relative to the broader equity markets.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://rafietfs.com/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Return as of December 31
The Fund’s calendar year-to-date return as of September 30, 2026 was 23.99%.
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 7.42% (quarter ended September 30, 2025) and the Fund’s lowest return for a calendar quarter was -9.29% (quarter ended March 31, 2025).
Average Annual Total Returns
For the Periods Ended December 31, 2025

Research Affiliates Deletions ETF	1 Year	Since Inception (9/9/2024)
Return Before Taxes	4.84%	7.17%
Return After Taxes on Distributions	4.59%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	5.30%
Research Affiliates Deletions Index (reflects no deduction for fees, expenses or taxes)	4.90%	7.15%
Solactive GBS United States All Cap Index (reflects no deduction for fees, expenses or taxes)	17.27%	20.08%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER
Empowered Funds, LLC dba EA Advisers is the investment adviser to the Fund.
PORTFOLIO MANAGERS
Messrs. Wm. Joshua Russell, Senior Portfolio Manager, and Richard Shaner, Portfolio Manager, have been the portfolio managers for the Fund since its inception in September, 2024.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.